Exhibit 10.10

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) dated December 10, 2013, by and between Win Global Markets, Inc., a Nevada corporation (the “Company”), and  ___________(the “Purchaser”).

The Company and the Purchaser (collectively herein, the "Parties") agree as follows:

ARTICLE 1
PURCHASE AND SALE

     1.1  Closing.

 (a)  Subject to the terms and conditions of this Agreement, the closing of the transaction contemplated by this Agreement (the "Closing") shall be held remotely via the exchange of documents and signatures concurrently with the execution of this Agreement or such other time as shall be agreed upon, orally or in writing, by the Purchaser and the Company.

 (b)  Securities Purchased. At the Closing the Company will sell and the Purchaser will purchase the following securities of the Company for an aggregate purchase price of US$ __________ (the “Purchase Price”), as follows:

         (i)  ___________ shares of the Company’s Common Stock $0.001 par value at a price of $0.19078  corresponding to an aggregate purchase price of __________ US$ ; and

         (ii)  Twenty four (24) months warrant to purchase up to an additional ___________ shares of the Company’s Common Stock $0.001 par value with an exercise price of $ 0.19078 per share, which will be issued to the Purchaser at the Closing and will be exercisable only after six months from Closing (the "Warrant"). No separate consideration shall be paid for the issuance of the Warrant. The Warrant shall be in the form appended hereto as Annex "A" (the shares issuable upon the exercise of the Warrant are sometimes referred to hereinafter as the "Warrant Shares" and the Shares and the Warrant Shares are sometime referred to hereinafter as the "Securities").

 (c)  Closing Deliveries. Subject to the following provisions of this clause, at or prior to the Closing, the following transactions will take place, all of which shall be deemed to have occurred simultaneously and no transaction shall be deemed to have been completed or any document delivered until all such transactions have been completed and all required documents delivered:  (1) the Purchaser shall pay the purchase price to the Company, by way of a bank transfer to the Company's account, in immediately available funds, to the bank account of which details shall be deliver to the Purchaser by the Company, (2) the Company shall issue and allot to the Purchaser, no later than forty five (45) days following the Closing, the Shares and the Warrant., and (3) each Party shall deliver to the other Party copies of resolutions taken by its board of directors (or other similar governing body) approving the execution and delivery of this Agreement, and all the transactions contemplated hereunder.

THE PURCHASER UNDERSTANDS THAT AN INVESTMENT IN THE SECURITIES INVOLVES A HIGH DEGREE OF RISK, AND THAT THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND RESALE. THERE CAN BE NO ASSURANCES THAT THE PURCHASER WILL RECOVER ALL OR ANY PORTION OF THIS INVESTMENT.

ARTICLE 2
REPRESENTATIONS AND WARRANTIES

     2.1  Representations and Warranties of the Company.

 (a)  Organization and Qualification.  The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.

 (b)  Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby, including the issuance of the Shares and the Warrant hereunder, has been duly authorized by all necessary action on the part of the Company.  This Agreement is the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

 (c)  Issuance of the Securities; Registration.  The Shares are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable. The Warrant Shares, when issued in accordance with the terms of the Warrant, will be validly issued, fully paid and non assessable.

 (d)  Material Adverse Changes.  Except as listed in Schedule 2.1(d),  as of June 30, 2013 onwards there has not been:

(i)            any material adverse change in the assets, liabilities, financial condition, business or prospects of the Company;

(ii)           any damage, destruction or loss, materially affecting the assets, business, properties, condition (financial or otherwise) of the Company;

(iii)          any waiver or compromise by the Company of a material right or of a material debt owed to it;

(iv)          any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business;

(v)           any material change or amendment to a material contract or arrangement by which the Company or any of their respective assets or properties is bound or subject;

(vi)          any material change in any compensation arrangement or agreement with any employee, officer, director or shareholder of the Company;

(vii)         any sale, assignment or transfer of any and all intellectual property of the Company, including but not limited to, whether or not patentable, including without limitation, all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, licenses, proprietary rights, processes and concepts;

(viii)        any resignation or termination of employment of any officer or key employee of the Company; and the Company, to the best of its knowledge, does not know of any impending resignation or termination of employment of any such officer or key employee;

(ix)          receipt of written notice that there has been a loss of, or material order cancellation by, any major customer or business associate of the Company;

(x)           any mortgage, pledge, transfer of any interest or equity of any individual or entity (including without limitation any right to acquire, option, or right of pre-emption, or right of first refusal) or any mortgage, charge, pledge, lien, or assignment, or any other encumbrance or security interest or arrangement of whatsoever nature over or in the relevant property in, or lien, created by the Company and/or by its subsidiary, with respect to any of their respective material properties or assets;

(xi)          any loans or guarantees made by the Company to or for the benefit of their respective employees, officers or directors, or any members of their respective immediate families, other than travel advances and other advances made in the ordinary course of its business;

(xii)         any declaration, setting aside or payment or other distribution in respect of the share capital of the Company or any direct or indirect redemption, purchase or other acquisition of any of such share capital by the Company;

(xiii)        any other event or condition of any character that might have a material adverse affect on the assets, properties, financial condition, operating results or business of the Company (as such business is presently conducted and as it is proposed to be conducted); or

(xiv)        any agreement or commitment by the Company to do any of the things described in this Section 2.1(d).

     2.2  Representations and Warranties of the Purchaser.  The Purchaser hereby represents and warrants as follows:

 (a)  Organization; Authority.  If the Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and performance by the Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of the Purchaser.  This Agreement has been duly executed by the Purchaser, and is the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority, including the U.S. Securities and Exchange Commission, is required on the part of the Purchaser in connection with the execution and delivery of this Agreement, or the offer, sale, and delivery of the Securities as contemplated by this Agreement.

 (b)  Own Account; Investment Intent.  The Purchaser is acquiring the Securities as principal for its own account for investment purposes only and not and will not acquire the Shares, the Warrant or the Warrant Shares with a view to or for distributing or reselling them in violation of the Securities Act of 1933, as amended (the “Securities Act”) or any applicable state securities law, has no present intention of distributing any of them in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding their distribution of such Securities. The Purchaser understands that the Securities included therein are “restricted securities” and have not been registered under the Securities Act or any applicable state securities laws. The Purchaser is acquiring the Securities and each part thereof hereunder in the ordinary course of its business.

 (c)  Regulation S.  The Purchaser makes the following representations related to Regulation S under the Securities Act: (i) it is not a “U.S. Person” as that term is defined in Rule 902 of Regulation S under the Securities Act; and received all communications relating to the issuance of the Shares, and executed all documents relating thereto, outside the United States; and (ii) it agrees to resell the Shares, the Warrant and the Warrant Shares only in accordance with the provisions of Regulation S, or pursuant to another available exemption from the registration requirements of the Securities Act, and further agrees not to engage in hedging transactions with regard to such securities unless in compliance with the Securities Act.

 (d)  Experience of Such Purchaser.  The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.  The Purchaser is able to bear the economic risk of an investment in the Securities (and each part thereof) and, at the present time, is able to afford a complete loss of such investment.

 (e)  Opportunity to Conduct Due Diligence.  The Purchaser was granted the opportunity to conduct, and has conducted, due diligence prior to entering into the transactions contemplated by this Agreement. The Purchaser has read this Agreement and is familiar with the terms of the Securities. In making the decision to purchase the Securities, the Purchaser and the Purchaser’s advisors have, prior to any sale to the Purchaser, been given access and the opportunity to examine all books and records of the Company, all contracts and documents relating to the Company, and an opportunity to ask questions of, and to receive answers from, the Company and to obtain any additional information necessary to verify the accuracy of the information provided to the Purchaser. The Purchaser and the Purchaser’s advisors have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been requested. The only representations and warranties being given to the Purchaser by the Company, express or implied, at law or in equity, with respect to the Company, the Securities and\or the Company's business, are as explicitly contained in this Agreement.

 (f)  Advice. The Company and its counsel have not provided to the Purchaser any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby, and the Purchaser has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

ARTICLE 3
OTHER AGREEMENTS OF THE PARTIES

     3.1  Transfer Restrictions.

 (a)  The Purchaser hereby acknowledges that the Securities and any part thereof may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Shares, Warrant or Warrant Shares other than pursuant to an effective registration statement or Rule 144, to the Company or to an affiliate of a Purchaser or in connection with a pledge, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of such opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares, Warrant or the Warrant Shares under the Securities Act. Unless the transfer of the Warrant has been registered, no Warrant may be transferred to any person that is not an “accredited investor.”

 (b)  The Purchaser agrees to the imprinting, so long as is required, of a legend on any of the Shares, Warrant and Warrant Shares in the following form:

[THESE SHARES] [THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT] HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

     3.2  Non Compete. Purchaser undertakes that for so long as it is a shareholder of the Company and for a period of twelve (12) months thereafter,  it shall : (i) not engage in any activity that directly and\or indirectly competes with the business of Company, (ii) not hold ownership interest in any firm or corporation that directly and\or indirectly competes with the Company, other than passive holdings representing less than five percent (5%) of any such firm or corporation, and (iii) refrain from any potential conflict of interests with the Company.

     3.3  Confidentiality. Subject to applicable law, each Party agrees to keep this Agreement in strict confidence and that it shall not, without the prior written consent of the other Party, disclose any information relating to the other Party other than disclosure to the representatives and\or advisors of such Party, on a "need to know" basis or as required under applicable law. For the avoidance of doubt, the aforesaid shall not include any information which: (a) is or becomes generally available to the general public other than as a result of a breach of an undertaking hereunder, or (b) is or becomes available to a Party through a disclosure by a third party.

ARTICLE 4
MISCELLANEOUS

     4.1  Fees and Expenses. Each Party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such Party in connection with this Agreement.  Purchaser acknowledges that the Company may pay a transaction fee to finders.

     4.2  Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or by email to the email address set forth on the signature page or (b) upon actual receipt by the Party to whom such notice is required to be given.

     4.3  Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Parties and their successors.  This Agreement is not assignable by either Party.

     4.4  Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York.  Each Party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a Party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each Party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement).

     4.5  Survival of Representations.  The Purchaser agrees that all of the warranties, representations acknowledgments, confirmations, covenants and promises made in this Agreement shall survive its execution and delivery.

     4.6  Changes in Representations.  The Purchaser agrees to notify the Company immediately of any change in the representations, warranties or information pertaining to the Purchaser contained herein.

[Signature page immediately follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

WIN GLOBAL MARKETS, INC.	MR. AUGUSTO BRUSCHETTINI
By: ________________________________ Name: Title: Office Address: 92 Vandam St., New York, NY 10012, USA Fax No. 1-212-222-3779	By: _________________________________ Address: Fax No.